SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 26, 2003

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 489-4000

(Registrant’s telephone number, including area code)

Item 5.   Other Events and Required FD Disclosure.

On September 26, 2003, SportsLine.com announced that it intends to make certain changes to its previously issued historical financial statements and announced revised guidance for the remainder of 2003. A copy of SportsLine.com’s press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release of SportsLine.com, Inc. dated September 26, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2003	SPORTSLINE.COM, INC. By: /s/ Kenneth W. Sanders Kenneth W. Sanders Chief Financial Officer

3

SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of SportsLine.com, Inc. dated September 26, 2003